SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  March 30, 1999
(Date of earliest event reported)

Commission File No. 333-65481


                      Norwest Asset Securities Corporation
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                Delaware                                         52-1972128
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        (State of Incorporation)                              (I.R.S. Employer
                                                             Identification No.)


7485 New Horizon Way, Frederick, Maryland                           21703
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 Address of principal executive offices                          (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code


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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.   OTHER EVENTS

     On March 30, 1999, Norwest Asset Securities Corporation, a Delaware corporation (the "Registrant"), sold Mortgage Pass-Through Certificates, Series 1999-8, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-R, Class B-1, Class B-2 and Class B-3 (the "Offered Certificates"), having an aggregate original principal balance of $496,137,000. The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1999, among the Registrant, Norwest Bank Minnesota, National Association, as master servicer (the "Master Servicer" or "Norwest Bank"), United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator (the "Agreement"), a copy of which is filed as an exhibit hereto. Mortgage Pass-Through Certificates, Series 1999-8, Class A-PO Certificates, having an aggregate initial principal balance of $718,195.09 and Class B-4, Class B-5 and Class B-6 Certificates, having an aggregate initial principal balance of $3,500,742.50 (the "Private Class B Certificates" and, together with the Class A-PO Certificates and the Offered Certificates, the "Certificates"), were also issued pursuant to the Agreement.

     As of the date of initial issuance, the Offered Certificates evidenced an approximate 99.23% undivided interest in a trust fund (the "Trust Estate"), consisting principally of a pool of fixed interest rate, conventional, monthly pay, fully-amortizing, one-to four-family residential first mortgage loans, other than the Fixed Retained Yield (as defined in the Agreement), which may include loans secured by shares issued by cooperative housing corporations. The remaining undivided interests in the Trust Estate are evidenced by the Class A-PO and Private Class B Certificates. Distributions on the Private Class B Certificates are subordinated to distributions on the Offered Certificates and the Class A-PO Certificates.

     Interest on the Offered Certificates (other than the Class A-10 Certificates) will be distributed on each Distribution Date (as defined in the Agreement). Monthly distributions in reduction of the principal balance of the Offered Certificates will be allocated to the Offered Certificates in accordance with the priorities set forth in the Agreement. Distributions of interest and in reduction of principal balance on any Distribution Date will be made to the extent that the Pool Distribution Amount is sufficient therefor.

     An election will be made to treat the Trust Estate as a REMIC for federal income tax purposes (the "REMIC"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-PO, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be treated as "regular interests" in the REMIC and the Class A-R Certificate will be treated as the "residual interest" in the REMIC.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Exhibits

   ITEM 601(A)
OF REGULATION S-K
   EXHIBIT NO.                                       DESCRIPTION
-----------------                                    -----------

     (EX-4) Pooling and Servicing Agreement, dated as of March 30, 1999, among Norwest Asset Securities Corporation, Norwest Bank Minnesota, National Association, United States Trust Company of New York, as trustee, and First Union National Bank, as trust administrator.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORWEST ASSET SECURITIES CORPORATION

March 30, 1999
                                       By:  /s/ ALAN MCKENNEY
                                            -------------------------------
                                            Alan S. McKenney
                                            Vice President

                                INDEX TO EXHIBITS


                                                                   Paper (P) or
EXHIBIT NO.                      DESCRIPTION                      ELECTRONIC (E)
-----------                      -----------                      --------------

  (EX-4)             Pooling  and  Servicing  Agreement,                E
                     dated as of March  30,  1999  among
                     Norwest      Asset       Securities
                     Corporation,      Norwest      Bank
                     Minnesota,   National  Association,
                     United  States Trust Company of New
                     York,  as trustee  and First  Union
                     National     Bank,     as     trust
                     administrator.